EXHIBIT 10.7(a)

SCHEDULE A TO EXHIBIT 10.6(a)

The following individuals entered into Director Deferred Fee Agreements with The Ohio Valley Bank Company identified below which are identical to the Director Deferred Fee Agreement, dated December 28, 2007, between Anna P. Barnitz and The Ohio Valley Bank Company incorporated herein by reference to Exhibit 10.6(a) to Ohio Valley’s Annual Report on Form 10-K for fiscal year ending December 31, 2007 (SEC File No. 0-20914).

Date of
Name                                                                           Director Deferred Fee Agreements
Steven B. Chapman                                                                December 28, 2007
Harold A. Howe                                                                     December 28, 2007
Brent A. Saunders                                                                   October 16, 2007
David W. Thomas                                                                   June 17, 2008
Roger D. Williams                                                                   December 28, 2007
Lannes C. Williamson                                                              December 28, 2007